Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of PennTex Midstream Partners, LP (the “Partnership”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Thomas F. Karam, Chairman and Chief Executive Officer of PennTex Midstream GP, LLC, the general partner of the Partnership, and Steven R. Jones, Executive Vice President and Chief Financial Officer of PennTex Midstream GP, LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:	August 4, 2016	/s/ Thomas F. Karam
Thomas F. Karam
Chairman and Chief Executive Officer
PennTex Midstream GP, LLC, as general partner of PennTex Midstream Partners, LP (Principal Executive Officer)

Date:	August 4, 2016	/s/ Steven R. Jones
Steven R. Jones
Executive Vice President and Chief Financial Officer
PennTex Midstream GP, LLC, as general partner of PennTex Midstream Partners, LP (Principal Financial Officer)

The foregoing certifications are being furnished as an exhibit to the Report pursuant to Item 601(b)(32) of Regulation S-K and Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and, accordingly, are not being filed as part of the Report for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.